UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2019

Moxian, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37902	27-3729742
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Block A, 9/F, Union Plaza, 5022 Binjiang Avenue, Futian District,

Shenzhen City, Guangdong Province, China

(address of principal executive offices) (zip code)

Tel: +86 (0)755-66803251

(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Registrant held its Annual Meeting at 11:00 AM local time on September 26, 2019, at Room 911, 9/F Tower 2, Silvercord, 30 Canton Road, Tsim Sha Tsui, Kowloon, Hong Kong. A total of 10,122,501 of the Registrant’s 13,571,429 shares of common stock were present in person or by proxy, representing a quorum of 74.6% of eligible voting shares outstanding.

Four proposals were submitted to and approved by the shareholders. The proposals are described in detail in the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on September 3, 2019 (“Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

1. Shareholders elected five directors to the Registrant’s Board of Directors to hold office for a one-year term until the annual meeting of Shareholders in 2020 or until their successors are elected and qualified. The five people receiving a plurality of the vote of “For” votes were elected as directors: Hao Qinghu, Lionel Choong Khuat Leok, Wendy Wang Yingjie, William Yap Guan Hong and David Cheang Sien Chan.

The votes for each of the nominees were as follows:

	For	Against	Abstain
Hao Qinghu	9,737,233	1	0
Lionel Choong Khuat Leok	9,737,227	1	6
Wendy Wang Yingjie	9,737,233	1	0
William Yap Guan Hong	9,737,227	7	0
David Cheang Sien Chan	9,737,233	1	0

2. Shareholders ratified the selection of Centurion ZD CPA & Co. as independent registered public accounting firm for the fiscal year ending September 30, 2019. The votes regarding this proposal were as follows:

For	Against	Abstain
10,110,099	0	12,402

3. Shareholders approved a nonbinding advisory resolution regarding the compensation of the Registrant’s named executive officers. The votes regarding this proposal were as follows:

For	Against
9,737,190	44

4. Shareholders approved the frequency of a nonbinding advisory resolution regarding the compensation of the Registrant’s named executive officers. The votes regarding this proposal were as follows:

Every Year	Every Two Years	Every Three Years	Abstain
9,737,194	40	0	0

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOXIAN, INC.

Date: October 2, 2019	By:	/s/ Tan Wanhong
	Name:	Tan Wanhong
	Title:	Chief Financial Officer